SECURITIES AND EXCHANGE COMMISSION


                     Washington, D.C.  20549


                             AMENDED


                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date  of  Report (Date of earliest event reported)   November  1,
1993
                                                    . . . . . . .
. . .

                           GTE SOUTH INCORPORATED
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
           (Exact name of registrant as specified in its charter)


             Virginia                  2-36292                56-
0656680
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
         (State  or  other            (Commission            (IRS
Employer
            jurisdiction      of                File      Number)
Identification No.)
       incorporation)


      One Tampa City Center, Tampa, Florida            33602
  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code       813-224-
4011
                                                          . . . .
. . .

  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
. . .
      (Former name or former address, if changed since last report)
                     GTE SOUTH INCORPORATED

                            FORM 8-K

                       ITEM OF INFORMATION


Item 2.  Acquisition or Disposition of Assets

On November 1, 1993, GTE South Incorporated (the Company) in a series of transactions exchanged its telephone plant in service, materials and supplies and customers (representing 244,000 access lines) in the state of Georgia for similar assets (including 38,000 access lines) in ALLTEL Corporation's (ALLTEL) Illinois operations and $446 million in cash (the ALLTEL transaction). This transaction was accounted for as a sale. The net sales proceeds exceeded the book value of assets and liabilities sold and therefore, a gain was recognized on the transaction.

On December 31, 1993, the Company sold its telephone plant in service, materials and supplies and customers (representing 123,000 access lines) in the states of West Virginia and Tennessee to Citizens Utilities Company for $291 million in cash (the Citizens transaction). This transaction was accounted for as a sale. The net sales proceeds exceeded book value and therefore, a gain was recognized on the transaction.

The proceeds from these transactions were used to pay down $402 million of debt and pay $281 million of dividends to GTE
Corporation (GTE), the Company's parent. The remainder was advanced to GTE and will bear interest until repaid.

Item 7 includes the (unaudited) Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1993 and Statement of Income for the nine-month period ended September 30, 1993 and the Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1992. The income statements show the pro forma effects of the ALLTEL and Citizens transactions as if the transactions had taken place as of the beginning of the period. The balance sheet shows the pro forma effects as if the transactions took place at the balance sheet date.

To disclose the sale of significant assets, GTE South filed a Form 8-K on January 13, 1994. At that time, the specific use of the proceeds was not determined so the proceeds were shown as an increase in cash. The Company has now determined the use of proceeds for these transactions and has reflected them in these pro forma financial statements.

           Item 7.  Financial Statements and Exhibits
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
                             ASSETS

                    As of September 30, 1993
                     (Thousands of Dollars)


                                                ADJUSTMENTS
                                GTE        ALLTEL     CITIZENS
                               SOUTH     TRANSACTION TRANSACTION   PRO FORMA

CURRENT ASSETS:
  Cash                     $     7,004   $      --   $      --    $     7,004

  Note receivable from GTE
    Corporation                     --      53,442          --         53,442

  Receivables, net             196,967          --          --        196,967

  Materials and supplies,
    at average cost             34,967      (5,090)     (2,331)        27,546

  Property held for sale       630,037    (409,767)   (220,270)            --

  Prepayments and other          7,896          --          --          7,896

    Total current assets       876,871    (361,415)   (222,601)       292,855

NET PROPERTY, PLANT
  AND EQUIPMENT              1,399,837      70,970          --      1,470,807

OTHER ASSETS                    67,331      (1,600)     (3,966)        61,765

      TOTAL ASSETS         $ 2,344,039   $(292,045)  $(226,567)   $ 1,825,427

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
              LIABILITIES AND SHAREHOLDERS' EQUITY

                    As of September 30, 1993
                     (Thousands of Dollars)
                                                ADJUSTMENTS
                                GTE        ALLTEL     CITIZENS
                               SOUTH     TRANSACTION TRANSACTION   PRO FORMA
CURRENT LIABILITIES:
  Short-term debt, including
    current maturities     $      7,974  $  (7,870)  $    (104)   $        --
  Long-term debt to be retired                102,900        (102,900)                 --          -
- -
  Accounts payable               72,867         --          --         72,867
  Accrued taxes                 164,785     22,045      15,068        201,898
  Accrued payroll and
    vacations                    28,648         --          --         28,648
  Accrued dividends              21,358         --          --         21,358
  Accrued interest               16,245         --          --         16,245
  Other                          45,182         --          --         45,182
    Total current liabilities                 459,959         (88,725)             14,964
386,198
LONG-TERM DEBT                  656,799         --    (278,413)       378,386
DEFERRED CREDITS, primarily
  deferred income taxes and
  investment tax credits        284,152     70,284      18,279        372,715
PREFERRED STOCK, subject to
  mandatory redemption            3,225         --          --          3,225
SHAREHOLDERS' EQUITY:
  Preferred stock                   412         --          --            412
  Common stock                  473,400         --          --        473,400
  Other capital                   1,187         --          --          1,187
  Reinvested earnings           464,905   (273,604)(a)         18,603(b)            209,904
    Total shareholders' equity                939,904        (273,604)             18,603
684,903
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY     $  2,344,039  $(292,045)  $(226,567)   $ 1,825,427

(a) Represents a dividend payment of $281,000 made to GTE Corporation from the proceeds received net of the after-tax gain of $7,396 recognized on the transaction.
(b)  Represents the after-tax gain recognized on the transaction.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
           PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
              Nine Months Ended September 30, 1993
                     (Thousands of Dollars)

                                                ADJUSTMENTS
                                GTE        ALLTEL     CITIZENS
                               SOUTH     TRANSACTION TRANSACTION   PRO FORMA
Operating revenues:
  Local network services   $   291,043   $ (47,857)  $ (30,189)   $   212,997
  Network access services      301,186     (59,054)    (30,093)       212,039
  Long distance services        23,659          --      (9,859)        13,800
  Equipment sales and services                54,081    (6,680)      (4,275)
43,126
  Other                         62,516      (5,786)     (1,674)        55,056
                               732,485    (119,377)    (76,090)       537,018


Operating expenses:
  Cost of sales and services                 155,384   (26,219)     (15,551)
113,614
  Depreciation and
    amortization               159,364     (28,910)    (17,444)       113,010
  Marketing, selling, general
    and administrative         230,480     (33,793)    (23,776)       172,911
                               545,228     (88,922)    (56,771)       399,535

Net operating income           187,257     (30,455)    (19,319)       137,483

Other (income) deductions:
  Interest expense              52,208      (7,084)    (18,528)        26,596
  Other income-net                 211       4,022          81          4,314

Income before income taxes     134,838     (27,393)       (872)       106,573

Income taxes                    56,728      (8,513)       (376)        47,839

Net income                 $    78,110   $ (18,880)  $    (496)   $    58,734

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
           PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  Year Ended December 31, 1992
                     (Thousands of Dollars)

                                                ADJUSTMENTS
                                GTE        ALLTEL     CITIZENS
                               SOUTH     TRANSACTION TRANSACTION   PRO FORMA
Operating revenues:
  Local network services   $   371,535   $ (60,377)  $ (39,559)   $   271,599
  Network access services      412,604     (78,128)    (42,129)       292,347
  Long distance services        47,947          --     (11,765)        36,182
  Equipment sales and services                79,431    (7,997)      (4,824)                 66,610
  Other                         63,451      (7,709)     (2,071)        53,671
                               974,968    (154,211)   (100,348)       720,409


Operating expenses:
  Cost of sales and services                 204,825   (32,565)     (25,367)                146,893
  Depreciation and
    amortization               206,905     (38,863)    (19,617)       148,425
  Marketing, selling, general
    and administrative         278,666     (43,124)    (29,405)       206,137
                               690,396    (114,552)    (74,389)       501,455

Net operating income           284,572     (39,659)    (25,959)       218,954

Other (income) deductions:
  Interest expense              67,778     (10,541)    (24,703)        32,534
  Other income-net              (1,711)      3,630         254          2,173

Income before income taxes     218,505     (32,748)     (1,510)       184,247

Income taxes                    81,251     (12,359)       (577)        68,315

Net income                 $   137,254   $ (20,389)  $    (933)   $   115,932

[TEXT]
                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           GTE SOUTH INCORPORATED
                                                   (Registrant)






Date:   February 23, 1994                             WILLIAM  M.
EDWARDS, III
                                                      WILLIAM  M.
EDWARDS, III
                                                  Controller
                                             (Chief    Accounting
Officer)